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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



              Date of Report (Date of earliest event reported)
                              January 17,  1997



                      PERPETUAL MIDWEST FINANCIAL, INC.
            ----------------------------------------------------
           (Exact name of Registrant as specified in its Charter)





   DELAWARE                   0-23368                 42-1415490
   --------------------------------------------------------------------------
   (State or other  (Commission File Number)  (IRS Employer
   jurisdiction of                                   Identification
   incorporation)                                    Number)



   700 FIRST AVENUE, N.E., CEDAR RAPIDS, IOWA             52407
   --------------------------------------------------------------------------
   (Address of principal executive offices)             (Zip Code)




Registrant's telephone number, including area code: (319) 366-1851
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     N/A
----------------------------------
         (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS


1) Perpetual Midwest Financial, Inc. (the "Registrant") issued a press release dated January 17, 1997, attached hereto as Exhibit 28.1 announcing their earnings for the quarter ended December 31, 1996.

2) Perpetual Midwest Financial, Inc. (the "Registrant") issued a press release dated January 17, 1997, attached hereto as Exhibit 28.2 announcing their declaration of a cash dividend payable February 19, 1997 to shareholders of record January 31, 1997.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


     (c)   Exhibits
           1) Exhibit 28.1   Press Release dated January 17, 1997-earnings
           release for quarter ended 12-31-96.

           2) Exhibit 28.2   Press Release dated January 17, 1997-declaration
           of cash dividend for shareholders of record on January 31, 1997 and payable February 19, 1997.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           PERPETUAL MIDWEST FINANCIAL, INC.




Date:      January 17, 1997                  /s/ Rick L. Brown
---------------------------                  ------------------
                                             Rick  L. Brown
                                             Sr. Vice President








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                                EXHIBIT INDEX


28.1 Press Release Dated January 17, 1997 Announcing earnings for the Quarter Ended December 31, 1996


28.2 Press Release Dated January 17, 1997 Announcing Declaration of a cash dividend payable February 19, 1997 to shareholders of record
        January 31, 1997